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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

American Technology Corporation
San Diego, California

We hereby consent to the incorporation by reference in this Registration Statement of our report dated November 5, 1997 relating to the financial statements of American Technology Corporation, appearing on the Company's Annual Report on Form 10-KSB for the year ended September 30, 1997.


                              /s/ BDO SEIDMAN, LLP
                              BDO SEIDMAN, LLP

Denver, Colorado
July 24, 1998